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Exhibit 10.54

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT

        THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this "Amendment") is made and entered into as of March 15, 2004, by and among Immunicon Corporation, a Delaware corporation (the "Company"), and certain entities and persons that are parties to that certain Second Amended and Restated Investor Rights Agreement, dated as of December 13, 2001, by and among the Company and the signatories thereto, as amended on March 6, 2002 and as further amended on June 30, 2003 (the "Agreement"). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

        WHEREAS, the parties wish to amend the Agreement to effectuate the changes set forth herein.

        NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

          1. Section 3.1(g) of the Agreement is hereby amended to read in its entirety as follows (with the numbers below giving effect to the Company's March 2004 two-for-three reverse stock split):

      "(g) The rights of the Investors under this Section 3 shall not apply to:

      (1)
      Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of Common Stock;

      (2)
      Common Stock issued upon conversion of outstanding Stock;

      (3)
      Common Stock or options therefor (including options for Common Stock currently outstanding) issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to the Company's stock purchase or option plans in place on the date hereof and in an aggregate amount not to exceed 2,766,667 shares of Common Stock (as adjusted for stock splits, stock dividends, recapitalizations and similar events);

      (4)
      Common Stock offered by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public;

      (5)
      capital stock issued in connection with an acquisition approved by all of the directors elected by holders of the Stock of the assets or stock of another company so long as no beneficial holder of the acquired entity is, at the time of acquisition, a stockholder, officer or director of the Company or any of its subsidiaries or an affiliate of any such person;

      (6)
      Common Stock, in a number of shares not to exceed an aggregate of 456,667 shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events), issued or issuable in connection with transactions that are primarily for purposes other than raising equity financing approved by all of the non-employee members of the Board of Directors primarily for the purpose of (i) joint ventures, technology licensing or research and development activities, (ii) distribution or manufacture of the corporation's products or services or (iii) any other transactions involving corporate partners; and

      (7)
      Common Stock, in a number of shares not to exceed an aggregate of 456,667 shares (as adjusted for stock splits, stock dividends, recapitalizations and similar events), issued or issuable to equipment lessors, financial institutions or similar entities in transactions approved by all of the non-employee members of the Board of Directors that are primarily for purposes other than raising equity financing; and

      (8)
      Common Stock issued or issuable in connection with a Qualified IPO (as defined below)."

          2. Section 3.2(b) of the Agreement is hereby amended to read in its entirety as follows (with the numbers below giving effect to the Company's March 2004 two-for-three reverse stock split):

      "(b) Upon the closing of the Company's first public offering of Common Stock which meets all of the following requirements: (a) proceeds (net of underwriting discounts and commissions) to the Company of at least $30,000,000 and (b) a price per share of (x) at least $9.00 if such public offering is consummated on or prior to June 30, 2004, or (y) at least $12.00 if such public offering is consummated after June 30, 2004 (in each case as adjusted for stock splits, stock dividends, recapitalizations and similar events) (clauses (a) and (b) shall be referred to herein as a "Qualified IPO")."

          3. As amended hereby, the Agreement is ratified and confirmed in all respects.

[Signature Pages Follow]

        IN WITNESS WHEREOF, this Third Amendment to Second Amended and Restated Investor Rights Agreement has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson, Chief Executive Officer
INVESTORS: Burrill Biotechnology Capital Fund, L.P. By: Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Managing Member
Burrill Life Sciences Capital Fund, L.P. By: Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Managing Member
Wheatley Partners III, L.P. By: Wheatley Partners III LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

Wheatley Associates III, L.P. By: Wheatley Partners III, LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
Wheatley Foreign Partners, L.P. By: Wheatley Partners III, LLC its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
Wheatley MedTech Partners, L.P. By: Wheatley MedTech Partners, LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
LHC Corporation
By:	/s/ BRIAN J. GEIGER Name: Brian J. Geiger Title: Executive Vice President

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

MDS Life Sciences Technology Fund Limited Partnership
By:	MDS Life Sciences Technology Fund (GP) Inc., its general partner
By:	/s/ GRAYSANNE BEDELL Name: Graysanne Bedell Title: Assistant Secretary
By:	/s/ GREG GUBITZ Name: Greg Gubitz Title: Vice President
MDS Life Sciences Technology Fund USA, L.P.
By:	MDS Capital USA (GP) Inc., its general partner
By:	/s/ THOMAS E. WILLETT Name: Thomas E. Willett Title: Director
MDS Life Sciences Technology Barbados Investment Trust
By:	Name: Title:
SC Biotechnology Development Fund LP
By:	SC (GP) Inc.
By:	/s/ ALAN WALMSLEY Name: Alan Walmsley
By:	/s/ ALAN MILGATE Name: Alan Milgate
Title: For and On Behalf of Cardinal Investments Limited, Director of SC (GP) Inc., General Partner of SC Biotechnology Development Fund, L.P.

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

TL Ventures III L.P. By: TL Ventures III Management L.P., its general partner By: TL Venture III LLC, its general partner
By:	/s/ PAMELA A. STRISOFSKY Name: Pamela A. Strisofsky Title: Chief Financial Officer
TL Ventures III Offshore L.P. By: TL Ventures III Offshore Partners L.P., its general partner By: TL Ventures III Offshore Ltd., its general partner
By:	/s/ PAMELA A. STRISOFSKY Name: Pamela A. Strisofsky Title: Chief Financial Officer
TL Ventures III Interfund L.P. By: TL Ventures III LLC, its general partner
By:	/s/ PAMELA A. STRISOFSKY Name: Pamela A. Strisofsky Title: Chief Financial Officer

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

Canaan Equity, L.P. By: Canaan Equity Partners, L.L.C.
By:	/s/ GUY M. RUSSO Name: Guy M. Russo Title: Member/Manager
Canaan Equity II L.P. By: Canaan Equity Partners II LLC
By:	/s/ GUY M. RUSSO Name: Guy M. Russo Title: Member/Manager
Canaan Equity II L.P. (QP) By: Canaan Equity Partners II LLC
By:	/s/ GUY M. RUSSO Name: Guy M. Russo Title: Member/Manager
Canaan Equity II Entrepreneurs LLC By: Canaan Equity Partners II LLC
By:	/s/ GUY M. RUSSO Name: Guy M. Russo Title: Member/Manager
By:	/s/ SETH A. RUDNICK Seth A. Rudnick, M.D.

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

MedCapital Investments, LLC By: MedCapital, LLC
By:	Jan Rock, Administrative Member
Foundation Medical Partners, L.P. By: Foundation Medical Managers, LLC
By:	/s/ JONATHAN COOL Jonathan Cool, Manager
Anthem Capital, L.P. By: Anthem Capital Partners, L.P., its general partner By: Anthem Capital Partners, Inc., its general partner
By:	/s/ GERALD A. SCHAASFMA Name: Gerald A. Schaasfma Title: General Partner
Anthem Capital II, L.P. By: Anthem Capital Partners, LLC, its general partner
By:	/s/ GERALD A. SCHAASFMA Name: Gerald A. Schaasfma Title: General Partner

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

Johnson & Johnson Development Corporation
By:	/s/ TING PAU OEI Name: Ting Pau Oei Title: Vice President
Cleveland Clinic Foundation
By:	/s/ DELOS M. COSGROVE Name: Delos M. Cosgrove, M.D. Title: Chairman, Dept. Thoracic and Cardiovascular Surgery
EquityFourLife (Bahamas) Ltd.
By:	/s/ A. WEBER Name: A. Weber Title: Director
By:	/s/ INELLIGIBLE Name: Inelligible Title: Director
Johnston Associates Inc.
By:	/s/ ROBERT F. JOHNSTON Name: Robert F. Johnston Title:
By:	/s/ ROBERT F. JOHNSTON Name: Robert F. Johnston
By:	/s/ ZOLA P. HOROVITZ Zola P. Horovitz, Ph.D.

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

Edward L. Erickson and Helen Masten-Erickson, as joint tenants by the entireties
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson
By:	/s/ HELEN MASTEN-ERICKSON Helen Masten-Erickson
British Isles, LLC
By:	/s/ BARBARA MCNEIL JORDAN Name: Barbara McNeil Jordan Title:
Heron I, LLC
By:	/s/ MARJORIE M. FINDLAY Name: Marjorie M. Findlay Title:
Five Point, LLC
By:	/s/ ROBERT D. MCNEIL Name: Robert D. McNeil Title:
Research and Diagnostic Systems, Inc.
By:	/s/ THOMAS E. OLAND Name: Thomas E. Oland Title: President
/s/ DEEPAK KAMRA Deepak Kamra

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

/s/ STEPHEN M. BLOCH Stephen M. Bloch, M.D.
/s/ THOMAS M. MAWHINNEY Thomas M. Mawhinney
/s/ GREGORY KOPCHINSKY Gregory Kopchinsky
/s/ JOHN J. PACIFICO John J. Pacifico III
/s/ MATTHEW R. KRNA Matthew R. Krna
/s/ ERIC A. YOUNG Eric A. Young
/s/ ANDREW D. FIRLIK Andrew D. Firlik, M.D.

[COUNTERPART SIGNATURE PAGE TO
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT]

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  Exhibit 10.54
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT